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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2001


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            0-21571                                     13-3906555
  (Commission File Number)                     (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                 (Former address, if changed since last report.)







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ITEM 5.  OTHER EVENTS.

         On February 20, 2001 TMP Worldwide Inc. (the "Company") announced its results of operations for the quarter and the year ended December 31, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

         99.1. Press Release of the Company issued on February 20, 2001 relating to the Company's fourth quarter and year end earnings.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TMP WORLDWIDE  INC.
                                             (Registrant)


                                             By: /s/ Bart Catalane
                                                ------------------
                                                Bart Catalane
                                                Chief Financial Officer


Dated: February 22, 2001